UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017

MONSTER DIGITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37797	27-3948465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2655 Park Center Drive, Unit C Simi Valley, California 93065	93065
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (805) 955-4190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).   ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Monster Digital, Inc. (the “Registrant”) has learned that on September 15, 2017, a putative class action complaint (the “Complaint”) was apparently filed in the United States District Court for the Central District of California against the Registrant, David H. Clarke, the Registrant’s Chief Executive Officer and a member of the Registrant’s Board of Directors, Jonathan Clark (“Clark”), the Registrant’s Interim President and a member of the Registrant’s Board of Directors, Robert Machinist (“Machinist”), a member of the Registrant’s Board of Directors, Christopher Miner (“Miner”), a member of the Registrant’s Board of Directors and Steven Barre (“Barre”), a member of the Registrant’s Board of Directors (Messrs. Clarke, Clark, Machinist, Miner and Barre are hereinafter referred to as the “Individual Defendants”).

Although the Registrant has yet to be served with a copy of the Complaint, the Complaint purportedly seeks class status on behalf of all of the Registrant’s public shareholders persons and alleges violations by the Registrant and the Individual Defendants of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder, and secondary control person liability against the Individual Defendants under Section 20(a) of the Exchange Act primarily related to that Agreement and Plan of Merger and Reorganization pursuant to which a wholly-owned subsidiary of the Registrant will merge with and into Innovate Biopharmaceuticals, Inc. (“Innovate”), with Innovate surviving the merger as a wholly owned subsidiary of the Registrant (the “Merger”). The Complaint seeks to enjoin the Registrant and the Individual Defendants from proceeding with an anticipated stockholder vote on the Merger or consummating the Merger, unless and until the Registrant discloses certain alleged material information which the Complaint alleges has been omitted from the Proxy Statement or in the event the Merger is consummated, to recover an unspecified amount of damages resulting from the Individual Defendants’ alleged violations Sections 14(a) and 20(a) of the Exchange Act.

Although the ultimate outcome of this matter cannot be determined with certainty, the Registrant believes that the allegations stated in the Complaint are without merit and the Registrant and the Individual Defendants intend to defend themselves vigorously against such allegations and claims.

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER DIGITAL, INC.

/s/ David Olert
Date: September 19, 2017	David Olert
Chief Financial Officer